Exhibit 24.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the use of our reports incorporated by reference in this Form S-8 Registration Statement.


                                       /s/ KPMG Peat Marwick LLP
                                       KPMG Peat Marwick LLP



Minneapolis, Minnesota
May 21, 1998